SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 12, 2011

Date of Report (Date of earliest event reported)

Discovery Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976
(Address of principal executive offices)

(215) 488-9300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Separation Agreement with Named Executive Officer

On July 12, 2011, Discovery Laboratories, Inc. (the “Company”) entered into a Separation of Employment Agreement and General Release Agreement with David L. Lopez, Esq., C.P.A. (the “Lopez Agreement”). Pursuant to the terms of the Lopez Agreement, Mr. Lopez will resign effective July 31, 2011, as the Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer of the Company.

Pursuant to the Lopez Agreement, Mr. Lopez will receive the following from the Company: (1) his accrued and unpaid salary and vacation pay through July 31, 2011; (2) the right to continue to hold 15,000 shares of restricted common stock of the Company subject to continued vesting in accordance with the terms and conditions of his Restricted Stock Agreement without any requirement that he be actively providing Service (as such term is defined in the Restricted Stock Agreement); (3) reimbursement of COBRA medical and insurance premiums for a period of up to 18 months depending on the circumstances; and (4) reimbursement of up to $10,000 for use of outplacement services if Mr. Lopez has not secured full time employment as a practicing attorney or corporate professional by May 1, 2012. In addition, on February 1, 2012, (i) if not previously paid in full, Mr. Lopez shall pay the outstanding aggregate principal amount and accrued and unpaid interest on a promissory note issued to the Company in 2001 (the “Note), which Note is included in the Company’s Financial Statements - Consolidated Balance Sheets and classified as “Other assets”, and (ii) the Company shall pay Mr. Lopez $400,000 in separation pay.  If Mr. Lopez fails to pay the Note on or prior to February 1, 2012, the amount of separation pay owed by the Company shall be offset and reduced by the amount of the Note payment failure, and the Note shall be deemed to be paid in full. As of June 30, 2011, the outstanding aggregate principal amount of the Note was $171,952. The Lopez Agreement also contains a general release of claims by the parties and a 12-month non-competition covenant by Mr. Lopez.

The foregoing summary of the Lopez Agreement is qualified in its entirety by its full text, which is attached to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

10.1   Separation of Employment Agreement and General Release Agreement dated as of July 12, 2011, between Discovery Laboratories, Inc., and David L. Lopez, Esq., C.P.A.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Laboratories, Inc.

	By	/s/ W. Thomas Amick
	Name:	W. Thomas Amick
	Title:	Chairman of the Board and
Chief Executive Officer

Date: July 18, 2011

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